UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

BANJO & MATILDA, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54277	27-1519178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 William Street Paddington NSW 2021 Australia
(Address of principal executive offices)

(310) 890-5652

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01. Changes In Registered Independent Public Accountant

Dismissal of Lichter, Yu & Associates, Inc. as Principal Accountant

On August 10, 2015, we advised Lichter, Yu & Associates, Inc. (“LY”) that it had been dismissed as our independent registered public accounting firm. The dismissal of LY was approved by our Board of Directors.

LY audited our consolidated financial statements as at and for the years ended June 30, 2014 and 2013, and their report thereon did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During our fiscal years ended June 30, 2014 and June 30, 2013, and through the date of this Report: (i) there were no disagreements between LY and us on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of LY would have caused LY to make reference to the subject matter of the disagreement in its report on our consolidated financial statements for such years or during the interim period through the date of this Report, and (ii) there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided LYwith a copy of the disclosures in this Report and have requested that LY furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not LY agrees with our statements in this Report. A copy of the letter furnished by LY in response to that request has been filed as Exhibit 16.1 to this Report.

Engagement of Farber Hass Hurley LLP as Principal Accountant

On August 10, 2015, we engaged Farber Hass Hurley LLP (“FHH”) as our registered independent public accountants for the fiscal year ended June 30, 2015. The decision to engage FHH was approved by our Board of Directors.

During our fiscal years ended June 30, 2014 and June 30, 2013, and through the date of this Report, we did not consult with FHH on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and FHH did not provide either a written report or oral advice to us that FHH concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
16.1	Letter from Lichter, Yu & Associates, Inc. to the SEC

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANJO & MATILDA, INC.

Date: August 11, 2015	By:	/s/ Brendan Macpherson
Brendan Macpherson
Chief Executive Officer